UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2015
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

E. Neville Isdell, a member of the Board of Directors (the "Board") of General Motors Company ("GM") retired from the Board pursuant to the Board's retirement age policy effective June 9, 2015.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At its meeting on June 9, 2015, the Board approved an amendment to its bylaws to delete section 3.7 reflecting the immediate dissolution of the Public Policy Committee of the Board and to renumber the remaining sections of Article III of the bylaws. In addition, the Board approved an amendment to former section 3.8 (section 3.7 as amended) of the bylaws changing the name of the “Directors and Corporate Governance Committee” to the “Governance and Corporate Responsibility Committee” and updating the description of the Governance and Corporate Responsibility Committee responsibilities. The Board also approved conforming amendments to section 3.1 of the bylaws to update the name of the Governance and Corporate Responsibility Committee and to remove the Public Policy Committee from the list of the standing committees of the Board. All amendments were effective immediately.
The above description of the amendments to GM’s bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of Article III of the bylaws as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the stockholders of GM was held on June 9, 2015. The final votes on the matters submitted to the stockholders were as follows:

Item No. 1-Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Joseph J. Ashton	1,193,144,593	13,065,478	4,178,710	163,534,713
Mary T. Barra	1,198,973,778	7,360,223	4,054,780	163,534,713
Stephen J. Girsky	1,202,949,574	3,353,405	4,085,802	163,534,713
Linda R. Gooden	1,202,269,957	3,937,981	4,180,843	163,534,713
Joseph Jimenez Jr.	1,204,736,147	1,455,728	4,196,906	163,534,713
Kathryn V. Marinello	1,204,707,164	1,548,534	4,133,083	163,534,713
Michael G. Mullen	1,203,025,922	1,345,740	6,017,119	163,534,713
James J. Mulva	1,204,898,873	1,338,280	4,151,628	163,534,713
Patricia F. Russo	1,139,980,042	64,969,889	5,438,850	163,534,713
Thomas M. Schoewe	1,205,095,241	1,169,555	4,123,985	163,534,713
Theodore M. Solso	1,200,468,628	5,412,448	4,507,705	163,534,713
Carol M. Stephenson	1,198,552,887	7,760,135	4,075,759	163,534,713
John Lauve	253	1,210,388,881	—	163,534,461
Dean Fitzpatrick	102	1,210,388,881	—	163,534,612

Item No. 2-Ratification of the Selection of Deloitte & Touche LLP as GM's Independent Registered Public Accounting Firm for 2015

For	Against	Abstain	Broker Non-Votes
1,358,270,844	11,100,655	4,552,096	—

Item No. 3-Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
1,178,105,666	25,921,527	6,361,689	163,534,713

Item No. 4-Stockholder Proposal Regarding Independent Board Chairman

For	Against	Abstain	Broker Non-Votes
428,390,566	775,878,705	6,119,611	163,534,713

Item No. 5-Stockholder Proposal Regarding Cumulative Voting

For	Against	Abstain	Broker Non-Votes
437,718,307	767,825,515	4,845,060	163,534,713

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit No.	Description	Method of Filing

Exhibit 3.1	Article III of the Bylaws of General Motors Company, as amended	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: June 12, 2015	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer